EXHIBIT 10.2

                   SUCCESS DEVELOPMENT INTERNATIONAL, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

                                           Grant Group No.1


                                           No. of Shares 125,000

      THIS AGREEMENT is effective as of the 1st day of April, 1997 between Success Development International, Inc., a Florida corporation (the "Company"), and __________, an employee of the COMPANY or one of its subsidiaries ("Optionee").

                                   WITNESSETH

      1. GRANT OF INCENTIVE STOCK OPTION. Pursuant to the provisions of Article II of the Long Term Incentive Plan of Success Development International, Inc, (the "Plan"), the Company hereby grants to Optionee, subject to the terms and conditions of the Plan (the terms of which are hereby incorporated by reference), the right and option (the "Incentive Stock Option") to purchase from the Company one hundred twenty five thousand (125,000) shares of common stock of the Company, par value $.001 (the "Common Stock"), subject to the terms and conditions herein set forth and exercisable as hereinafter provided. This Incentive Stock Option shall constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. TERMS AND CONDITIONS. The Incentive Stock Option evidenced hereby is subject to the following terms and conditions:

            (a) PRICE. The purchase price per share is $0.21.

            (b) EXPIRATION DATE. The Incentive Stock Option shall expire 10 years after the date hereof March 31st, 2007.

            (c) EXERCISE OF OPTION. No part of the Incentive Stock Option may be exercised, until the Optionee has remained in the employ of the Company or a subsidiary of the Company as defined in the Plan(any such subsidiary, being hereinafter called a "Subsidiary") for a period of two (2) years after the date hereof or the Company completes a public offering.

      This Incentive Stock Option may be exercised thereafter, to the extent excisable by its terms, in whole, or from time to time in part' at any time prior to the expiration hereof in accordance with the exercise schedule set forth below (the "Exercise Schedule"). Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which the Incentive Option is being exercised.

      The Exercise Schedule for one hundred twenty five thousand (125,000) shares of the Incentive Stock Option shall be as follows:

       GROSS REVENUE GOAL                  NUMBER OF SHARES FOR WHICH
                                           OPTIONS HAVE BEEN EARNED

$1,500,000 average gross income for any
3 consecutive calendar months                    25,000

$2,000,000 average gross income for any
3 consecutive calendar months                    25,000
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$2,500,000 average gross income for any
3 consecutive calendar months                    25,000

$3,000,000 average gross income for any
3 consecutive calendar months                    25,000

$3,000,000 average gross income for any
3 consecutive calendar months prior to
January 1, 1999.                                 25,000

      For the purposes of this Incentive Stock Option Agreement, the term "gross income" shall include all the income, from any business entity that the company is legally engaged in, received by the Company, its wholly owned subsidiaries, and any corporation, partnership, limited liability company, joint venture or other entity of which the Company owns 25% (twenty-five percent) or more as recognized in a consolidated financial statement prepared according to Generally Accepted Accounting Principles.

            (d) PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise, the full purchase price of the shares of Common Stock as to which this Incentive Stock Option shall be exercised shall be paid to the Company in the form of cash, Common Stock at fair market value, or any combination thereof. For the purposes of this paragraph, "fair market value" of the Common Stock shall have the meaning assigned thereto in the Plan.

            (e) EXERCISE UPON DEATH. DISABILITY OR TERMINATION OF EMPLOYMENT.

        (1) DEATH WHILE EMPLOYED. If Optionee shall die while an employee of the Company or of a Subsidiary, this Incentive Stock Option may be fully exercised by the person or persons to whom Optionee's rights under this Incentive Stock Option shall pass by will or by applicable law, or if no such person has such right, by Opts or administrators, at any time, or from time to time, within one year from the date of Optionee's death.

       (2) DISABILITY OR NORMAL RETIREMENT. If Optionee's employment with the Company or with a Subsidiary shall terminate because of Disability or Retirement (each as defined in the Plan), Optionee may fully exercise this Incentive Stock Option at any time, or from time to time, within one year from the date of such termination of employment.

     (3) EARLY RETIREMENT. If Optionee's employment with the Company or with a Subsidiary shall terminate because of early retirement within the meaning of the Company's applicable retirement plan, Optionee may fully exercise this Incentive Stock Option at any time, or from time to time, within one year from the date of termination of employment, provided, however, that such exercise shall be limited in the aggregate to the number of shares which Optionee was entitled to purchase on the date of such retirement.

       (4) OTHER TERMINATION. If Optionee's employment with the Company or with a Subsidiary shall terminate for any reason other than death, Disability or Retirement as specified in clauses (1), (2), or (3) of this subparagraph (e), Optionee may exercise this Incentive Stock Option, to the extent that Optionee is entitled to do so at the date of termination of employment, at any time, or from time to time, within three months from the date of such termination of employment.

        (5) DEATH AFTER TERMINATION OF EMPLOYMENT. If Optionee shall die following a termination of employment, this Incentive Stock Option may be exercised, by the person or persons to whom Optionee's rights under this Incentive Stock Option shall pass by will or by applicable law, or if no such person has such right, by Optionee's executors or administrators, to the extent and during the period that Optionee was entitled to do so.

       (6) EXPIRATION. Notwithstanding anything to the contrary in subparagraph
(c) of this Section 2, in no event shall Optionee or, on Optionee's death, Optionee's successors exercise this Incentive Stock Option after the expiration date specified in subparagraph (b) of this Section 2.

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      (f) NONTRANSFERABILITY. This Incentive Stock Option shall not be assignable or transferable other than by will, the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of Optionee, this Incentive Stock Option shall be exercisable only by Optionee or by the guardian or legal representative of Optionee or pursuant to a QDRO.

       (g) ADJUSTMENTS. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or of any other change in or affecting the corporate structure or capitalization of the Company, then in any such event the number and kind of shares subject to this Incentive Stock Option and the purchase price per share shall be appropriately adjusted pursuant to Section 5.2 of the Plan consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

       (h) NO RIGHTS AS SHAREHOLDER. Optionee shall have no rights as a shareholder with respect to any shares subject to this Incentive Stock Option prior to the date of issuance of a certificate or certificates for such shares.

      (i) NO RIGHT TO CONTINUED EMPLOYMENT. This Incentive Stock Option shall not confer upon Optionee any right with respect to continuance of employment by the Company or any Subsidiary of the Company, nor shall it interfere in any way with the right of the employer to terminate Optionee's employment at any time.

     (j) COMPLIANCE WITH LAW AND REGULATIONS. The Company shall not be required to deliver any certificates prior to (1) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (2) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

      (k) INCOME TAX WITHHOLDING. The parties hereto recognize that the Company may be obligated to withhold federal, state or local income taxes and social security taxes in connection with the exercise of the Incentive Stock Option or in connection with the disposition of any shares of Common Stock acquired by exercise of this Incentive Stock Option. Optionee agrees that the Company may withhold amounts needed to cover such taxes from payments otherwise due and owing to Optionee, and also agrees that upon demand Optionee will promptly pay to the Company having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by certified check payable to the order of the Company.

      3. INVESTMENT REPRESENTATION. The Company may require Optionee to furnish to the Company, prior to the issuance of any shares upon the exercise of all or any part of this Incentive Stock Option, an agreement (in such form as the Company may specify) in which Optionee represents that the shares of Common Stock acquired upon exercise are being acquired for investment and not with a view to the sale or distribution thereof. The recipient hereby acknowledges that any shares issued pursuant to the exercise of the Option shall be restricted securities within the meaning of Rule 144, promulgated under the Securities Act of 1933, as amended (the "Act")or resales of such shares will be made only in compliance with (i) the registration requirements of the Act, and any applicable state securities laws; (ii) an exemption from the registration requirements of the Act, and said state laws; or (iii) the provisions of Rule 144. In addition, the Company shall place on such shares, as appropriate, a legend describing such restrictions.

      4. OPTIONEE BOUND BY PLAN. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof Except as provided in Section 5 hereof, in the event any of the terms of this Agreement are deemed to conflict with any of the terms of the Plan, the terms of the Plan shall prevail.

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      5. ACCELERATION. Notwithstanding anything herein to the contrary, if a
Change in Control of the Company, as defined in the Plan, occurs, the date on which this Incentive Stock Option may be exercised shall automatically, and without further action by the Company, be accelerated to the date of such Change in Control. Notwithstanding the foregoing, however, an event which would otherwise be deemed a Change in Control under subsection (a) of Section 5.13 of the Plan shall not be deemed a Change in Control hereunder and such event shall not accelerate the exercisability of this Incentive Stock Option as provided in this Section 5 and in the Plan.

      6. NOTICES. Any notice hereunder to the Company shall be addressed to it at its office, 9799 Old St. Augustine Road, Jacksonville, Florida 32257,
Attention: Chief Executive Officer, and any notice hereunder to Optionee shall be addressed to him or her at the address as set forth below optionee's signature, subject to the right of either party to designate at any time hereafter, in writing, some other address.

      7. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

      8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has executed this Agreement to be effective as of the day and year first above written.


                              SUCCESS DEVELOPMENT INTERNATIONAL, INC.

                              /s/SHAWN M. CASEY
                                 Shawn M. Casey, Vice Chairman


                                 _____________________________________________

                                 Optionee


                                 Address:__________________________________

                                         __________________________________

                                         __________________________________

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